Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 3

dated May 13, 2014 to the

Intelligent Life® VUL Prospectus

dated May 1, 2014, as supplemented April 24, 2014 and May 1, 2014

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2014, as supplemented April 24, 2014 and May 1, 2014

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value.

For more information about these changes refer to the Intelligent Life VUL prospectus.

A14381